Investor Presentation

June 2018



Cohu

Cautionary Statement Regarding Forward Looking Statements

Certain matters discussed in this presentation, including statements regarding growth in the semiconductor device market; capturing new customers; progress and growth in contactor business; gross margin expansion; Opex controls; first half 2018 order momentum and visibility; first half 2018 year-over-year growth projections; Cohu's second quarter 2018 sales forecast and financial guidance; and all statements regarding the acquisition of Xcerra (and expected benefits and synergies) are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those projected or forecasted. Such risks and uncertainties include, but are not limited to, risks associated with acquisitions; inventory, goodwill and other asset write-downs; our ability to convert new products into production on a timely basis and to support product development and meet customer delivery and acceptance requirements for new products; our reliance on third-party contract manufacturers and suppliers; failure to obtain customer acceptance resulting in the inability to recognize revenue and accounts receivable collection problems; revenue recognition impacts due to ASC 606; market demand and adoption of our new products; customer orders may be canceled or delayed; the concentration of our revenues from a limited number of customers; intense competition in the semiconductor equipment industry; our reliance on patents and intellectual property; compliance with U.S. export regulations; impacts from the Tax Cuts and Jobs Act of 2017; geopolitical issues; ERP system implementation issues; the seasonal, volatile and unpredictable nature of capital expenditures by semiconductor manufacturers; rapid technological change; and significant risks associated with the Xcerra transaction including but not limited to (i) the risk that the conditions to the closing of the proposed transaction are not satisfied, including failure to receive regulatory approvals, (ii) uncertainties as to the timing of the consummation of the proposed transaction and the ability of each of Cohu and Xcerra to consummate the proposed transaction, including as a result of the failure of Cohu to obtain or provide on a timely basis or at all the necessary financing, (iii) the ability of Cohu and Xcerra to integrate their businesses successfully and to achieve anticipated synergies, (iv) the possibility that other anticipated benefits of the proposed transaction will not be realized, (v) potential litigation relating to the proposed transaction that could be instituted against Cohu, Xcerra, or their respective directors, (vi) possible disruptions from the proposed transaction that could harm Cohu's and/or Xcerra's respective businesses, (vii) the ability of Cohu or Xcerra to retain, attract and hire key personnel, (viii) potential adverse reactions or changes to relationships with customers, employees, suppliers or other parties resulting from the announcement or completion of the proposed transaction, (ix) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect Cohu's or Xcerra's financial performance, (x) certain restrictions during the pendency of the proposed transaction that may impact Cohu's or Xcerra's ability to pursue certain business opportunities or strategic transactions, (xi) the adverse impact to Cohu's operating results from interest expense on the financing debt, rising interest rates, and any restrictions on operations related to such debt, and (xii) continued availability of capital and financing and rating agency actions. These and other risks and uncertainties are discussed more fully in Cohu's filings with the Securities and Exchange Commission, including the most recently filed Form 10-K and Form 10-Q, and in the Registration Statement on Form S-4 that has or will be filed by Cohu with the SEC containing a prospectus with respect to the Cohu common stock to be issued in the proposed Xcerra transaction and a joint proxy statement of Cohu and Xcerra in connection with the proposed transaction that is or will be contained therein. The forward-looking statements included in this release are not assurances, and speak only as of the date of this release, and Cohu does not undertake any obligation to update these forward-looking statements to reflect subsequent events or circumstances.

This presentation includes certain non-GAAP financial measures, including non-GAAP gross margin, operating expenses, operating income, EBITDA, net income and EPS. These non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. The non-GAAP financial measures used by Cohu may differ from the non-GAAP financial measures used by other companies. A reconciliation of these measures to the most directly comparable U.S. GAAP measure is included in the Appendix to these slides.

Corporate Profile

Global technology and market leader in $2 billion* Semiconductor Final Test Handlers, Contactors and Vision Inspection

Company NASDAQ	Revenue (LTM 1Q18)	EBITDA (LTM 1Q18**)	Net Cash (1Q18)	Employees (Worldwide)
COHU	$367M	15.7%	$140M	~1,750

We create leading-edge solutions for semiconductor test and inspection

* VLSI Research and Company estimates
** EBITDA reflects non-GAAP

Cohu

Diversification of Semiconductor Market Drivers

No single leading driver, but a diverse growing market

- Increasing IC content in vehicles, factory automation, mobile devices *(phones, AR&VR)*, servers and exponential increase in connectivity *(Internet-of-Things)*
- Technology drivers with growing integration of wafer-level CSPs in complex packages *(2.5D – 3D)*


Mainframes
PCs
Smartphones
Diversification
IoT
Autono
mous
driving
Vehicle
electrifi
cation
AR&VR
AI
IoT infrastructure – the connectivity and data processing backbone
5G connectivity
Servers/Datacenters

Source: Yole Development


Semiconductor Integration

All devices in color are WLCSPs

Cohu

Competitive Differentiation

Solutions that result in higher test and inspection yield

1% better yield on $400 billion semiconductor industry = $4 billion

Scale ⇨ Largest R&D (~$40 million) in the industry

Global Operations meeting production ramp requirements

Sales & Service to support customers 24/7 globally



Analog Test Handlers
Germany
Switzerland
Digital Test Handlers
San Diego
Japan
Spring Probe Factory
Integrated Test Solutions
Philippines
Malaysia
Handler Factory
Contactor & Kit Factory
Handler Installed Base ~11,500
Major Operations
Sales/Customer Support

Cohu

Strategy & Execution Yielding Results



Revenue ($M)
$269
$282
$353
2015
2016
2017
Gross Margin*
35%
36%
41%
2015
2016
2017
EBITDA*
9%
10%
16%
2015
2016
2017
Diluted EPS*
$0.58
$0.68
$1.54
2015
2016
2017

Momentum in handler automotive and mobility markets
Growth in contactors with Kita acquisition
Gross margin expansion from Asia manufacturing
Opex control while strategically investing for growth

* Amounts are Non-GAAP and exclude amortization of purchased intangibles, stock based compensation expense, acquisition related costs, manufacturing transition and severance costs.

Cohu

1Q17 Results & 2Q18 Guidance

	1Q18A	2Q18 Guide	Sequential Change
Sales	$95.2M	~$99M	+4%
Gross Margin*	42.4%	~41.5%	-90bps
Op. Expenses *	$27.5M	~$24.5M	-$3.0M

1Q17 Highlights:

- Sales increased 17% YoY
- Accelerating ramp of thermal subsystems for mobile processor test
- Gross margin improved 110 bps YoY
- Secured 2 new large customers in European automotive and Korean mobility markets

2Q18 Guidance:

- Solid order momentum and good visibility into automotive, IoT and industrial markets
- Expecting 11% revenue growth 1H18 vs 1H17

* Amounts are Non-GAAP and exclude amortization of purchased intangibles, stock based compensation expense, acquisition related costs, manufacturing transition and severance costs.

Accelerating Growth with Acquisitions

Strong track record of successful acquisitions

Criteria	Rasco Dec 2008	Ismeca Jan 2013	Kita Jan 2017
Market Expansion	Gravity, Test-in-Strip, MEMS	Turret, Inspection, LED	Spring Probe Contactor
Market Share	#2 in 2008, grew to #1 in 2014	#1, acquired the leader	Top 5 leader and growing
Infrastructure Leverage	100% complementary products; Common sales and customer support	100% complementary products; Common sales and customer support; Malaysia Mfg. and Supply Chain	100% complementary products; Japan Mfg. and Customer Relationships
Realized Synergies	Sales ~ $16M; Costs ~ $2M	Sales ~ $25M; Costs ~$14M	Mid-Term Target Sales ~ $16M

Acquisition investment criteria

- Expand into profitable, complementary markets
- Deliver margin in-line with mid-term financial model
- Leverage infrastructure: technology, operations, sales and support

Cohu

Cohu to Acquire Xcerra

Joining Forces in Back-end Semiconductor Equipment

June 2018



Cohu

Strategic Rationale

- Brings Together Complementary Products in Core Test and Inspection Handlers
- Creates a Stronger Provider in Test Contactors to Drive Continued Innovation
- Grows Product Portfolio into Automated Test Equipment (ATE)
- Expands Footprint in High Growth Semi Areas: Automotive, IoT, Industrial and Mobility
- Diversifies Revenue Base and Increases TAM to $5 billion*
- Immediately EPS Accretive; Delivers Over $20 Million** Annual Cost Synergies within 2 Years
- Highly Attractive Financials

** Source: Company estimates*

*** Synergies exclude approximately $7M of stock-based compensation*

Companies at a Glance

Cohu

LTM Revenue of $367M *(+ 23%)*

LTM Op. Inc. of $52M **(14.2% of sales)*

- Headquarters: Poway, CA
- 1,800 Employees
- Product offerings:
  - Semiconductor test & inspection handlers
  - Test contactors
  - Thermal sub-systems

Xcerra

LTM Revenue of $473M *(+ 33%)*

LTM Op. Inc. of $76M **(16.0% of sales)*

- Headquarters: Norwood, MA
- 1,640 Employees
- Product offerings:
  - Semi testers and handlers
  - Test contactors
  - PCB testers
  - MEMS test modules
  - PCBA fixture business

LTM reflects last twelve months ending March 31, 2018 and April 30, 2018 for Cohu and Xcerra, respectively

* *Amounts are Non-GAAP and exclude amortization of purchased intangibles, stock based compensation expense, acquisition related costs, restructuring, manufacturing transition and severance costs. See the Appendix to the presentation for a reconciliation of GAAP to Non-GAAP items.*

Expands Portfolio of Best-in-Class Test Solutions

Backend Semiconductor Manufacturing		PCB Manufacturing
Semiconductor Equipment	Enabling Technologies	Bare Board PCB Test
Pick-and-Place Handlers	Test Contactors	Flying Probe Testers
Gravity-feed Handlers	Probe Pins	Universal Grid Testers
Test-in-strip Handlers	Thermal Subsystems	PCBA Fixture Services
Turret Handlers	MEMS Test Modules	
Automated Test Eqmt.	Vision Modules	

Products

Cohu

Complementary Products in Core Test Handlers

End-Markets

- High Speed Memory
- Computing
- Automotive
- Mobility
- Communications
- MEMS
- Industrial
- Solid State Lighting (LED

Cohu



x8-32 Pick-and-place



x4 Gravity



Turret



MEMS



Test-in-strip

Xcerra



Pick-and-place



x8 Gravity



InMEMS

Device Segments

- Memory
- Microprocessors
- Mobile Processors
- Microcontrollers
- Mixed Signal
- LED
- MEMS
- Power Mgmt.
- Power Discrete
- RF

Well-Established in Major Applications

Creates a Stronger Supplier in Test Contactors



3%
5%
8%
9%
10%
11%
11%
16%
Johnstech International
Cohu
Yokowo
ISC Technology
Leeno Industrial
Xcerra
Smiths Interconnect
Cohu + Xcerra

Established Suppliers with Complementary Products and Technologies

Source: VLSI Research

Grows Portfolio in Automated Test Equipment


Automotive
Cell Phone Baseband, Transceiver
Touch Controller
Set Top Box
Sensor / MEMS
Connectivity: PAN, WIFI, Bluetooth, GPS
Flat Panel Display Driver
Power Management
MCU
5G



Diamond$_x$



PAx

Xcerra ATE Product Growth Up Over 50% in 2017 Compared to Industry Growth of 13%

Pro Forma Revenue Mix

Cohu + Xcerra = Cohu Pro Forma



38%
37%
12%
7%
6%
50%
33%
17%
45%
35%
15%
3%
3%
Auto & Industrial
Mobility
Consumer
Computing
Solid state lighting

Leadership in Automotive, Industrial, IoT and Mobility

Source: Company estimates
IoT applications are distributed across Automotive, Industrial and Mobility markets

Expands Footprint in High-Growth Semi End-Markets



Automotive



Industrial



Consumer & Mobility



IoT
(Internet of Things)

($ in billions)



CAGR: 11%
$39
$53
2017
2020



CAGR: 10%
$41
$55
2017
2020



CAGR: 5%
$41
$48
2017
2020



CAGR: 26%
$17
$34
2017
2020

Source: Gartner

Diversifies Revenue Base and Increases TAM to $5B


$0.9B
Handlers
$0.7B
Contactors
$0.5B
Inspection
$2.7B
Semi Automated Test Equipment
$0.2B
PCB Test
$5B
PF TAM
Cohu
Xcerra

The Combination Creates a Global Leader, Offering Complete Solutions in Semiconductor Back-end Manufacturing Equipment

Source: Company estimates

Sample Pro-forma P&L

Combined revenue of ~$800 million

Delivers over $20M[2] annual run-rate cost synergies within 24 months of closing

Immediately EPS accretive

Creates significant shareholder value

($ in millions except EPS)	Cohu LTM	Xcerra LTM	Pro-forma adjust.[3]	Combined incl. synergies	Mid-term Cohu Model[1]
Revenue	$367	$473		$840	
Gross Margin [1]	$152	$220	$7	$379	
	41.5%	46.6%		45.1%	*48%*
Operating Expenses [1]	$100	$145	-$13	$231	
Operating Income[1]	$52	$76	$20 [2]	$148	
	14.2%	16.0%		17.6%	
EBITDA[1]	$58	$81	$20	$159	
	15.7%	17.2%		18.9%	*22%*
Interest & Other Expense	-$1	$1	$19	$20	
Net Income[1]	$45	$64	$1	$110	
EPS [1]	$1.54			$2.61	
Accretion				70%	
Diluted Shares *(in millions)*	29		13[4]	42	

(1) *LTM reflects last twelve months ending March 31, 2018 and April 30, 2018 for Cohu and Xcerra, respectively. Amounts are Non-GAAP and exclude amortization of purchased intangibles, stock based compensation expense, acquisition related costs, restructuring, manufacturing transition and severance costs. See the Appendix to the presentation for a reconciliation of GAAP to Non-GAAP items.*

(2) *Synergies exclude approximately $7M of stock-based compensation*

(3) *Pro-forma adjustments assume $20M of cost synergies with approximately 1/3 COGS and 2/3 Opex; annual interest expense of approximately 5.0% on $350M term loan B; interest income and interest expense from pre-deal debt assumed to be zero*

(4) *Assumes $296M of equity from Cohu at $23.35 per share (closing price on May 7, 2018)*

Source: Company filings

Transaction Overview

Transaction Consideration	▪ $796 million total consideration [1] ▪ Approximately 65% cash and 35% stock ▪ Xcerra shareholders expected to own ~30% of combined company
Xcerra per share Consideration	▪ $13.92 per share implied value [1] ▪ $9.00 per share in cash ▪ 0.2109 Cohu shares
Sources of Financing	▪ $179 million cash from combined balance sheets ▪ $350 million fully committed 7-year term loan B ▪ Leverage ratio of 2.7x ▪ Pro-forma capitalization: Total debt $362M, Cash[2] $140M, Net Debt[2] $222M
Approval Process	▪ Approval by Cohu and Xcerra shareholders ▪ Customary regulatory approvals
Expected Timeline	▪ Close transaction in 2H 2018, subject to customary closing conditions

(1) As of May 7, 2018
(2) Pro forma Cash and Net debt are computed using the March 31, 2018 and April 30, 2018 Balance Sheets of Cohu and Xcerra, respectively

Appendix


Cohu

Cohu

Cohu GAAP to Non-GAAP Reconciliation

Earnings Reconciliation	12 Months Ending Dec 26, 2015	Diluted EPS	12 Months Ending Dec 31, 2016	Diluted EPS	12 Months Ending Dec 30, 2017	Diluted EPS	12 Months Ending Mar 31, 2018	Diluted EPS
Income From Continuing Operations - GAAP	$5,792	$0.22	$3,260	$0.12	$33,121	$1.15	$34,480	$1.18
Share Based Compensation	6,755	0.25	7,143	0.26	7,007	0.24	6,959	0.24
Amortization of Purchased Intangible Assets	7,032	0.26	6,902	0.25	4,208	0.15	4,172	0.14
Manufacturing Transition and Severance Costs	970	0.04	1,498	0.05	502	0.02	385	0.01
Other Acquisition Costs	0	0.00	1,777	0.06	370	0.01	479	0.02
Inventory Step-Up	0	0.00	0	0.00	1,404	0.05	1,057	0.04
Reduction of Indemnification Receivable	0	0.00	588	0.03	1,172	0.04	1,172	0.04
Adjustment to Contingent Consideration	0	0.00	0	0.00	1,423	0.05	1,276	0.04
U.S. Tax Reform	0	0.00	0	0.00	(2,022)	(0.07)	(2,022)	(0.07)
Tax Effect of Non-GAAP Adjustments	(1,961)	(0.07)	(2,408)	(0.09)	(2,776)	(0.10)	(2,901)	(0.10)
Income From Continuing Operations - Non-GAAP	$15,663	$0.58	$18,760	$0.68	$44,410	$1.54	$45,058	$1.54
Weighted Average Shares - GAAP and Non-GAAP	Diluted	26,788	Diluted	27,480	Diluted	28,916	Diluted	29,236

Gross Profit Reconciliation	12 Months Ending Dec 26, 2015	% of Net Sales	12 Months Ending Dec 31, 2016	% of Net Sales	12 Months Ending Dec 30, 2017	% of Net Sales	12 Months Ending Mar 31, 2018	% of Net Sales
Net Sales	$269,654		$282,084		$352,704		$366,757	
Gross Profit - GAAP	89,038	33.0%	94,828	33.6%	140,718	39.9%	148,013	40.4%
Share Based Compensation	566	0.2%	398	0.1%	423	0.1%	461	0.1%
Amortization of Purchased Intangible Assets	5,420	2.0%	5,170	1.8%	2,689	0.8%	2,597	0.7%
Gross Profit - Non-GAAP	$95,024	35.3%	$100,471	35.6%	$145,234	41.2%	$152,128	41.5%

Operating Expense Reconciliation	12 Months Ending Dec 26, 2015	% of Net Sales	12 Months Ending Dec 31, 2016	% of Net Sales	3 Months Ending Dec 30, 2017	% of Net Sales	12 Months Ending Mar 31, 2018	% of Net Sales
Operating Expense - GAAP	$84,302	31.3%	$89,163	31.6%	$26,491	7.5%	$111,272	30.3%
Share Based Compensation	(6,189)	-2.3%	(6,745)	-2.4%	(1,737)	-0.5%	(6,498)	-1.8%
Amortization of Purchased Intangible Assets	(1,612)	-0.6%	(1,732)	-0.6%	(403)	-0.1%	(1,575)	-0.4%
Manufacturing Transition and Severance Costs	(970)	-0.4%	(1,423)	-0.5%	(7)	0.0%	(385)	-0.1%
Other Acquisition Costs	0	0.0%	(1,777)	-0.6%	(85)	0.0%	(479)	-0.1%
Adjustment to Contingent Consideration	0	0.0%	0	0.0%	(668)	-0.2%	(1,276)	-0.3%
Operating Expense - Non-GAAP	$75,258	27.9%	$76,898	27.3%	$23,591	6.7%	$99,887	27.2%

Operating Income and EBITDA Reconciliation	12 Months Ending Dec 26, 2015	% of Net Sales	12 Months Ending Dec 31, 2016	% of Net Sales	12 Months Ending Dec 30, 2017	% of Net Sales	12 Months Ending Mar 31, 2018	% of Net Sales
Income From Operations - GAAP	$7,959	3.0%	$5,665	2.0%	$34,748	9.9%	$36,741	10.0%
Amortization of Purchased Intangible Assets	7,032	2.6%	6,902	2.4%	4,208	1.2%	4,767	1.3%
Share Based Compensation	6,755	2.5%	7,157	2.5%	7,007	2.0%	6,364	1.7%
Manufacturing Transition and Severance Costs	970	0.4%	1,498	0.5%	502	0.1%	385	0.1%
Other Acquisition Costs	0	0.0%	1,778	0.6%	370	0.1%	479	0.1%
Inventory Step-Up	0	0.0%	0	0.0%	1,404	0.4%	1,057	0.3%
Reduction of Indemnification Receivable	0	0.0%	588	0.2%	1,172	0.3%	1,172	0.3%
Adjustment to Contingent Consideration	0	0.0%	0	0.0%	1,423	0.4%	1,276	0.3%
Income From Operations - Non-GAAP	19,791	7.3%	23,588	8.4%	50,834	14.4%	52,241	14.2%
Depreciation Expense	4,240	1.6%	3,510	1.2%	4,987	1.4%	5,278	1.4%
EBITDA - Non-GAAP	$24,031	8.9%	$27,098	9.6%	$55,821	15.8%	$57,519	15.7%

Earnings Reconciliation	3 Months Ending Mar 31, 2018	Diluted EPS
Income (Loss) From Continuing Operations - GAAP	$8,122	$0.28
Share Based Compensation	1,669	0.06
Amortization of Purchased Intangible Assets	1,074	0.04
Manufacturing Transition and Severance Costs	(13)	(0.00)
Other Acquisition Costs	296	0.01
Adjustment to Contingent Consideration	(147)	(0.00)
Tax Effect of Non-GAAP Adjustments	(501)	(0.02)
Income From Continuing Operations - Non-GAAP	$10,500	$0.36
Weighted Average Shares - GAAP and Non-GAAP	Diluted	29,531

Gross Profit Reconciliation	3 Months Ending Mar 31, 2018	% of Net Sales
Net Sales	$95,150	
Gross Profit - GAAP	39,551	41.6%
Share Based Compensation	121	0.1%
Amortization of Purchased Intangible Assets	676	0.7%
Gross Profit - Non-GAAP	$40,348	42.4%

Operating Expense Reconciliation	3 Months Ending Mar 31, 2018	% of Net Sales
Operating Expense - GAAP	$29,538	31.0%
Share Based Compensation	(1,548)	-1.6%
Amortization of Purchased Intangible Assets	(398)	-0.4%
Manufacturing Transition and Severance Costs	13	0.0%
Other Acquisition Costs	(296)	-0.3%
Adjustment to Contingent Consideration	147	0.2%
Operating Expense - Non-GAAP	$27,456	28.9%

Xcerra GAAP to Non-GAAP Reconciliation

Earnings Reconciliation	12 Months Ending April 30, 2018	Diluted EPS
Net Income Attributable to Xcerra - GAAP	$49,634	$0.90
Share Based Compensation	7,629	0.14
Amortization of Purchased Intangible Assets	581	0.01
Other Acquisition Costs	3,191	0.06
Acceleration of debt financing costs	891	0.02
Restructuring and Related Provisions	1,855	0.03
Asset Impairment	144	0.00
U.S. Tax Reform	0	0.00
Tax Effect of Non-GAAP Adjustments	0	0.00
Net Income Attributable to Xcerra - Non-GAAP	$63,925	$1.15
Weighted Average Shares - GAAP and Non-GAAP	Diluted	55,510

Gross Profit Reconciliation	12 Months Ending April 30, 2018	% of Net Sales
Net Sales	$473,205	
Gross Profit - GAAP	220,246	46.5%
Share Based Compensation	64	0.0%
Gross Profit - Non-GAAP	$220,310	46.6%

Operating Expense Reconciliation	12 Months Ending April 30, 2018	% of Net Sales
Operating Expense - GAAP	$158,017	33.4%
Share Based Compensation	(7,565)	-1.6%
Amortization of Purchased Intangible Assets	(581)	-0.1%
Other Acquisition Costs	(3,191)	-0.7%
Restructuring and Related Provisions	(1,855)	-0.4%
Asset Impairment	(144)	0.0%
Operating Expense - Non-GAAP	$144,681	30.6%

Operating Income and EBITDA Reconciliation	12 Months Ending April 30, 2018	% of Net Sales
Income From Operations - GAAP	$62,229	13.2%
Share Based Compensation	7,629	1.6%
Amortization of Purchased Intangible Assets	581	0.1%
Other Acquisition Costs	3,191	0.7%
Restructuring and Related Provisions	1,855	0.4%
Asset Impairment	144	0.0%
Income From Operations - Non-GAAP	75,629	16.0%
Depreciation Expense	5,661	1.2%
EBITDA - Non-GAAP	$81,290	17.2%

Cohu

Participants in the Solicitation; Additional Information

Participants in the Solicitation

Cohu, Xcerra, certain of their respective directors, executive officers, members of management and employees may, under the rules of the SEC, be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed "participants" in the solicitation of proxies in connection with the proposed transaction, and a description of their direct and indirect interests in the proposed transaction, which may differ from the interests of Cohu stockholders or Xcerra stockholders generally, is set forth in the Joint Proxy Statement/Prospectus filed with the SEC. Information concerning Cohu's directors and executive officers and their beneficial ownership of Cohu's common stock is set forth in Cohu's annual proxy statement on Schedule 14A filed with the SEC on April 3, 2018, and in its Annual Report on Form 10-K for the year ended December 31, 2017. These documents are available free of charge at the SEC's website at www.sec.gov or by visiting the Cohu Investor Relations page on its corporate website at https://Cohu.gcs-web.com. Information regarding Xcerra's directors and executive officers and their beneficial ownership of Xcerra common stock is also set forth in Xcerra's proxy statement on Schedule 14A filed with the SEC on September 5, 2017, and in its Annual Report on Form 10-K for the year ended July 31, 2017, and is supplemented by other public filings made, and to be made, with the SEC by Xcerra. These documents are available free of charge at the SEC's website at www.sec.gov or by visiting the Xcerra Investor Relations page on its corporate website at https://Xcerra.com/investors. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Joint Proxy Statement/Prospectus regarding the proposed transaction and other relevant materials that have been, or will be, filed with the SEC when they become available. You may obtain copies of the documents described in the preceding sentence when they become available free of charge by visiting the SEC's website at www.sec.gov.

Additional Information and Where You Can Find It

Cohu will file with the SEC the Registration Statement containing the Joint Proxy Statement/Prospectus and other documents concerning the proposed transaction. The definitive Joint Proxy Statement/Prospectus will be delivered to the stockholders of Cohu and Xcerra after the Registration Statement is declared effective by the SEC. This communication is not a substitute for the Registration Statement, the definitive Joint Proxy Statement/Prospectus or any other documents that Cohu or Xcerra may file or may have filed with the SEC, or will send or have sent to stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of these documents (when they become available) and other documents filed by Cohu and Xcerra with the SEC at the SEC's website at www.sec.gov. The Joint Proxy Statement/Prospectus and other documents filed by Cohu or Xcerra may also be obtained free of charge by visiting the Cohu Investor Relations page on its corporate website at https://Cohu.gcs-web.com or by contacting Cohu Investor Relations by telephone at (858) 848-8106 or by mail at Cohu Corporate Headquarters, 12367 Crosthwaite Circle, Poway, CA 92064, attention Jeffrey D. Jones, or by visiting the Xcerra Investor Relations page on its corporate website at https://Xcerra.com/investors or by contacting Xcerra Investor Relations by telephone at (781) 467-5063 or by mail at Xcerra Investor Relations, Xcerra Corporation, 825 University Avenue, Norwood, MA 02062, attention Rich Yerganian.